UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
February 10, 2009

WESTAMERICA BANCORPORATION
(Exact Name of Registrant as Specified in Its Charter)
CALIFORNIA
(State or Other Jurisdiction of Incorporation)

001-9383	94-2156203

(Commission File Number)	(IRS Employer Identification No.)

1108 Fifth Avenue, San Rafael, California	94901

(Address of Principal Executive Offices)	(Zip Code)
(707) 863-6000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.03: Amendments to Articles of Incorporation or Bylaws;
                  Change in Fiscal year
On February 10, 2009 Westamerica Bancorporation amended their Articles of Incorporation. A Certificate of Determination of Fixed Rate Cumulative Perpetual Preferred Stock, Series A of Westamerica Bancorporation is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
Item 9.01: Financial Statements and Exhibits;
Exhibits
99.1	Certificate of Determination of Fixed Rate Cumulative Perpetual Preferred Stock, Series A of Westamerica Bancorporation, dated February 10, 2009

Signatures
Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Westamerica Bancorporation

/s/ JOHN “ROBERT” THORSON

John “Robert” Thorson
Senior Vice President and Chief Financial Officer
February 13, 2009